The Disciplined Growth Investors Equity Fund (“DGIQX” or the “Fund”)

A series of Elevation Series Trust (the “Trust”)

Supplement dated April 17, 2026 to the Fund’s

Prospectus dated January 21, 2026, as may be supplemented and/or revised from time to time.

Effective April 17, 2026, the following language is added at the end of the “HOW TO BUY AND SELL SHARES” section.

Additional Information Regarding Purchases and Redemptions Through Financial Intermediaries

Investors may be charged a fee if they effect transactions in Fund shares through a broker-dealer or other financial intermediary.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.

The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, the broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.